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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 28, 1998



                            Duquesne Light Company
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Pennsylvania                         1-956                  25-0451600
     ------------                         -----                  ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              411 Seventh Avenue
                        Pittsburgh, Pennsylvania  15219
                        -------------------------------
              (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:   (412) 393-6000



                                      N/A
        (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a letter dated July 28, 1998, from David D. Marshall (President and Chief Executive Officer of DQE, Inc., parent of Duquesne Light Company) to Alan J. Noia (Chairman, President and Chief Executive Officer of Allegheny Energy, Inc.).

     Also incorporated herein by reference as Exhibit 99.2 is the Earnings Release of DQE, Inc. for the quarter ended June 30, 1998.


Item 6.  Not applicable.


Item 7.  Exhibits.

     99.1  Letter dated July 28, 1998, from David D. Marshall to Alan J. Noia

     99.2    Earnings Release of DQE, Inc. for the quarter ended June 30, 1998



Items 8-9.  Not applicable





                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       Duquesne Light Company
                                                   -----------------------------
                                                            (Registrant)



Date    July 28, 1998                                   /s/Morgan K. O'Brien
        -------------                              -----------------------------
                                                           (Signature)
                                                          Morgan K. O'Brien
                                                   Vice President and Controller

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